UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET HIGH YIELD FUND

FORM N-Q

MARCH 31, 2012

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 85.0%
CONSUMER DISCRETIONARY - 16.2%
Auto Components - 0.3%
Allison Transmission Inc., Senior Notes	11.000%	11/1/15	168,000		$177,240	(a)
Goodyear Tire & Rubber Co., Senior Notes	7.000%	5/15/22	930,000		904,425
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	310,000	EUR	446,523	(a)

Total Auto Components					1,528,188

Automobiles - 1.2%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.000%	6/15/19	690,000		693,450
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,150,000		1,161,500
Escrow GCB General Motors	—	—	4,090,000		56,238	*(b)
Escrow GCB General Motors	—	—	1,320,000		18,150	*(b)
Escrow GCB General Motors	—	—	2,455,000		33,756	*(b)
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	210,000		253,836
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	2,680,000		2,890,621
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	510,000		553,350	(a)

Total Automobiles					5,660,901

Diversified Consumer Services - 0.9%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,037,000		1,049,963
ServiceMaster Co., Senior Notes	8.000%	2/15/20	680,000		724,200	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	1,750,000		1,898,750
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	750,000		781,875

Total Diversified Consumer Services					4,454,788

Hotels, Restaurants & Leisure - 7.4%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,150,000		986,493	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	80,000		83,300
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	755,000		728,575
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,190,000		1,038,275
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	2,190,000		2,014,800
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,000,000		1,090,000
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,690,000		1,706,900	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,290,000		1,330,312	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	2,226,597		2,006,721	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	680,000		717,400	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	1,455,000		909	(a)(e)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,840,000		1,817,000	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	702,000		686,205	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	1,010,000		1,124,887	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	1,950,000		1,954,875	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	130,000		144,788
MGM Resorts International, Senior Notes	6.625%	7/15/15	210,000		215,775
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	2,260,000		2,562,275
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	190,000		194,275	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	4,342,000		3,744,975	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	830,000		960,725

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Hotels, Restaurants & Leisure - continued
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	4,120,000	$4,439,300
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	880,000	948,200	(a)
Pinnacle Entertainment Inc., Senior Notes	7.750%	4/1/22	420,000	439,950
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,340,000	2,375,100	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.532%	2/1/14	2,755,000	2,589,700	(a)(f)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	890,000	0	(b)(d)(e)(g)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Secured Notes	5.375%	3/15/22	630,000	614,250	(a)

Total Hotels, Restaurants & Leisure				36,515,965

Internet & Catalog Retail - 0.4%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,870,000	2,038,300

Media - 4.0%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	60,000	64,800
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,760,000	1,953,600
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	500,000	542,500
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	390,000	404,625
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	1,580,000	1,188,950	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	880,000	862,400	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	120,000	115,800	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	790,000	822,588	(a)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,000,000	1,077,500
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	350,000	377,125
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,320,000	1,359,600
LBI Media Inc., Senior Notes	8.500%	8/1/17	120,000	36,300	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,480,000	1,258,000	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	2,410,000	2,289,500	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	1,797,000	2,071,042
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,150,000	1,046,500	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	2,810,000	2,848,637	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	170,000	178,500	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	410,000	453,050	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	930,000	948,600	(a)

Total Media				19,899,617

Multiline Retail - 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,840,000	1,752,600

Specialty Retail - 1.1%
American Greetings Corp., Senior Notes	7.375%	12/1/21	69,000	70,725
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	2,400,000	2,172,000	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,100,000	1,937,250
RadioShack Corp., Senior Notes	6.750%	5/15/19	500,000	399,375
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,050,000	1,071,000	(a)

Total Specialty Retail				5,650,350

Textiles, Apparel & Luxury Goods - 0.5%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	840,000	829,500	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,350,000	1,459,688

Total Textiles, Apparel & Luxury Goods				2,289,188

TOTAL CONSUMER DISCRETIONARY				79,789,897

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CONSUMER STAPLES - 1.6%
Food & Staples Retailing - 0.2%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	940,000	$984,650	(a)

Food Products - 0.7%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	720,000	741,600	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,755,000	2,655,131	(a)

Total Food Products				3,396,731

Personal Products - 0.1%
Prestige Brands International Inc., Senior Notes	8.125%	2/1/20	510,000	552,713	(a)

Tobacco - 0.6%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,802,000	2,816,010

TOTAL CONSUMER STAPLES				7,750,104

ENERGY - 16.4%
Energy Equipment & Services - 3.8%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	830,000	871,500
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	500,000	510,000
GulfMark Offshore Inc., Senior Notes	6.375%	3/15/22	630,000	633,150	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	3,930,000	4,116,675	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,210,000	1,243,275
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	240,000	245,400	(a)
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,200,000	1,260,000
Parker Drilling Co., Senior Notes	9.125%	4/1/18	420,000	445,200
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	690,000	717,600	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	840,000	890,400	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	2,010,000	2,170,800	(a)
Unit Corp., Senior Subordinated Notes	6.625%	5/15/21	1,180,000	1,206,550
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	3,970,000	4,367,000

Total Energy Equipment & Services				18,677,550

Oil, Gas & Consumable Fuels - 12.6%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,280,000	1,180,800	(a)
Arch Coal Inc., Senior Notes	7.250%	6/15/21	1,000,000	922,500	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	830,000	958,650
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	300,000	317,250
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,430,000	1,469,325
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,250,000	1,300,000
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	840,000	865,200
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	470,000	465,300
Chesapeake Midstream Partners LP / CHKM Finance Corp., Senior Notes	6.125%	7/15/22	2,470,000	2,488,525	(a)
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	2,310,000	2,292,675	(a)
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	1,030,000	1,102,100	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	1,015,000	1,116,500
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	110,000	114,400
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,460,000	1,565,850
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	490,000	512,050
Continental Resources Inc., Senior Notes	5.000%	9/15/22	1,210,000	1,216,050	(a)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	3,641,109	2,821,859	(a)(c)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,560,000	1,657,500
Denbury Resources Inc.	9.750%	3/1/16	750,000	823,125
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	732,000	818,010
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,570,000	1,742,700

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - continued
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,675,000	$1,825,750	(f)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	560,000	602,000	(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,750,000	2,447,500
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.500%	3/1/20	2,250,000	2,283,750	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	890,000	941,175	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	140,000	151,200
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	620,000	658,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,920,000	2,016,000
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,020,000	1,068,450	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,430,000	1,115,400
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,460,000	1,102,300
Peabody Energy Corp., Senior Notes	6.000%	11/15/18	1,020,000	999,600	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,430,000	1,480,050
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	1,085,000	417,725	(a)(e)
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	1,020,000	1,065,900
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	700,000	759,500	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	750,000	743,438
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	4,355,000	4,605,412
Range Resources Corp., Senior Notes	5.000%	8/15/22	830,000	819,625
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	150,000	164,625
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	1,170,000	1,237,275
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	380,000	402,800
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,970,000	1,994,625	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	580,000	571,300
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,090,000	1,106,350	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	2,320,000	2,407,000
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	940,000	890,650	(a)
WPX Energy Inc., Senior Notes	6.000%	1/15/22	830,000	830,000	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,900,000	1,463,000	(a)

Total Oil, Gas & Consumable Fuels				61,921,519

TOTAL ENERGY				80,599,069

FINANCIALS - 8.6%
Commercial Banks - 2.6%
BankAmerica Capital II, Junior Subordinated Bonds	8.000%	12/15/26	237,000	239,370
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	865,000	869,325	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	400,000	398,000	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	960,000	987,108	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	710,000	835,003	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	960,000	892,800	(a)(f)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,490,000	2,378,802	(a)

NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,310,000	1,336,200
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	540,000	685,800	(a)(f)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,110,000	940,725	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,290,000	1,274,339
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	990,000	1,029,555	(f)(h)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Commercial Banks - continued
Societe Generale SA, Junior Subordinated Bonds	1.333%	4/5/17	1,750,000		$1,129,765	(a)(f)(h)

Total Commercial Banks					12,996,792

Consumer Finance - 1.2%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	3,540,000		3,938,250
Ally Financial Inc., Senior Notes	8.000%	11/1/31	80,000		88,200
CNH Capital LLC, Senior Notes	6.250%	11/1/16	630,000		675,675	(a)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	820,000	EUR	1,118,240

Total Consumer Finance					5,820,365

Diversified Financial Services - 4.5%
Bank of America Corp., Senior Notes	6.500%	8/1/16	2,000,000		2,198,968
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	3,349,000		3,842,978
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	750,000		770,625
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	120,000		121,200
General Motors Financial Co. Inc., Senior Notes	6.750%	6/1/18	1,400,000		1,495,285
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	600,000		660,000
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	1,320,000		1,318,520
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	920,000		1,023,500
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,530,000		2,820,950
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,590,000		2,849,544
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	990,000		1,100,551
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,480,000		1,494,800
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,030,000		1,084,075	(a)(c)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,390,000		1,376,100	(a)(f)

Total Diversified Financial Services					22,157,096

Insurance - 0.2%
American International Group Inc., Junior Subordinated Notes	8.175%	5/15/68	280,000		296,380	(f)
ING Capital Funding Trust III, Junior Subordinated Bonds	4.070%	6/30/12	490,000		421,804	(f)(h)

Total Insurance					718,184

Real Estate Investment Trusts (REITs) - 0.1%
Omega Healthcare Investors Inc., Senior Notes	5.875%	3/15/24	690,000		676,200	(a)

TOTAL FINANCIALS					42,368,637

HEALTH CARE - 5.2%
Health Care Equipment & Supplies - 0.0%
Biomet Inc., Senior Notes	10.000%	10/15/17	90,000		96,863

Health Care Providers & Services - 5.2%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,190,000		1,267,350
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	985,083		1,039,263	(c)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	280,000		297,850
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	1,010,000		1,105,950
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,750,000		1,806,875	(a)
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,010,000		1,045,350	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,570,000		3,293,325
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	540,000		548,100
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	830,000		825,850	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	2,180,000		2,239,950	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	140,000		155,050
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	1,250,000		1,362,500	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	915,000		1,054,537	(a)
HCA Holdings Inc., Senior Notes	7.750%	5/15/21	1,000,000		1,033,750
HCA Inc., Notes	7.690%	6/15/25	1,675,000		1,614,281
HCA Inc., Senior Secured Notes	7.875%	2/15/20	590,000		648,262

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care Providers & Services - continued
HCA Inc., Senior Secured Notes	7.250%	9/15/20	110,000	$119,763
HCA Inc., Senior Secured Notes	5.875%	3/15/22	800,000	801,000
INC Research LLC, Senior Notes	11.500%	7/15/19	610,000	594,750	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	590,000	504,450
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	1,420,000	1,466,150	(a)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,500,000	1,680,000
US Oncology Inc. Escrow	—	—	1,190,000	23,800	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,235,000	1,259,700

Total Health Care Providers & Services				25,787,856

TOTAL HEALTH CARE				25,884,719

INDUSTRIALS - 13.1%
Aerospace & Defense - 1.8%
Ducommun Inc., Senior Notes	9.750%	7/15/18	910,000	964,600
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	372,000	399,937
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,440,000	2,641,300
Triumph Group Inc., Senior Notes	8.625%	7/15/18	930,000	1,041,600
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	3,840,000	4,070,400	(a)

Total Aerospace & Defense				9,117,837

Airlines - 1.4%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	893,119	875,257	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	386,122	387,551
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	1,240,574	1,333,616
Continental Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	685,485	695,768
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	1,118,697	1,135,477
Delta Air Lines, Secured Notes	6.375%	1/2/16	230,000	225,400	(d)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	250,321	249,996
Delta Air Lines Inc., Pass-Through Certificates	6.821%	2/10/24	806,227	882,819
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	503,615	536,350
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	468,000	498,420	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	155,000	162,750	(a)

Total Airlines				6,983,404

Building Products - 0.9%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	653,200	538,890	(a)(b)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	540,000	567,675	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,880,000	1,995,150	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	1,120,000	1,164,800	(a)

Total Building Products				4,266,515

Commercial Services & Supplies - 2.8%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,900,000	2,747,750	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	2,260,000	2,237,400
Cenveo Corp., Secured Notes	8.875%	2/1/18	1,150,000	1,092,500
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,115,000	1,205,594
JM Huber Corp., Senior Notes	9.875%	11/1/19	450,000	468,000	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,050,000	2,075,625	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	1,230,000	1,426,800	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	970,000	970,000	(a)
United Rentals North America Inc., Senior Notes	10.875%	6/15/16	1,200,000	1,359,000

Total Commercial Services & Supplies				13,582,669

Electrical Equipment - 0.4%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,965,000	1,837,275	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Machinery - 0.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	2,290,000		$2,381,600	(a)

Marine - 0.6%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,050,000		1,023,750	(a)(b)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	690,000		654,637	(a)(b)(c)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,570,000		1,413,000

Total Marine					3,091,387

Road & Rail - 2.0%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	4,053,423		3,242,738	(c)
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	2,227,000		2,293,810	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	3,787,000		4,364,518

Total Road & Rail					9,901,066

Trading Companies & Distributors - 1.4%
Ashtead Capital Inc., Notes	9.000%	8/15/16	700,000		730,625	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,465,000		1,508,950
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	876,000		896,805	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	3,504,000		3,600,360	(a)

Total Trading Companies & Distributors					6,736,740

Transportation - 1.3%
CMA CGM, Senior Notes	8.500%	4/15/17	2,410,000		1,515,287	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,020,000		1,959,400	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	2,910,000		2,851,800	(a)

Total Transportation					6,326,487

Transportation Infrastructure - 0.0%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	220,000		229,900	(a)

TOTAL INDUSTRIALS					64,454,880

INFORMATION TECHNOLOGY - 2.2%
Electronic Equipment, Instruments & Components - 0.8%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	3,680,000		4,158,400	(a)

IT Services - 1.1%
First Data Corp., Senior Notes	9.875%	9/24/15	790,000		793,950
First Data Corp., Senior Notes	10.550%	9/24/15	838,501		851,079
First Data Corp., Senior Notes	12.625%	1/15/21	3,040,000		3,047,600
First Data Corp., Senior Secured Notes	7.375%	6/15/19	610,000		621,437	(a)

Total IT Services					5,314,066

Semiconductors & Semiconductor Equipment - 0.2%
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	208,000		233,480
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	500,000		547,500	(a)

Total Semiconductors & Semiconductor Equipment					780,980

Software - 0.1%
Lawson Software Inc., Senior Notes	9.375%	4/1/19	530,000		548,550	(a)

TOTAL INFORMATION TECHNOLOGY					10,801,996

MATERIALS - 7.9%
Chemicals - 2.2%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,981,000		2,198,910	(a)
Hercules Inc., Junior Subordinated Debentures	6.500%	6/30/29	220,000		174,900
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	120,000		127,350	(a)
Ineos Group Holdings PLC	8.500%	2/15/16	300,000		283,500	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	724,000	EUR	960,771	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	992,123		1,096,296
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	930,000		930,000	(a)
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,650,000		1,732,500	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Chemicals - continued
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	930,000		$927,675	(a)
Solutia Inc., Senior Notes	7.875%	3/15/20	760,000		891,100
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	1,230,000	EUR	1,435,394	(a)

Total Chemicals					10,758,396

Containers & Packaging - 1.5%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	710,000		761,475	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	640,000	EUR	904,782	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	2,650,000		2,709,625	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.875%	8/15/19	920,000		989,000	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	210,000		217,350	(a)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	600,000		610,500
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,110,000		1,173,825	(a)

Total Containers & Packaging					7,366,557

Metals & Mining - 3.1%
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	290,000		289,275	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,340,000		2,457,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,010,000		984,750	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	4,420,000		3,049,800	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,130,000		971,800	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	1,710,000		1,872,450
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	3,360,000		1,528,800
Schaeffler Finance BV, Senior Secured Notes	8.500%	2/15/19	200,000		213,500	(a)
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	2,000,000		2,075,000
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	1,790,000		1,664,700

Total Metals & Mining					15,107,075

Paper & Forest Products - 1.1%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	890,000		923,375	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,267,000		2,102,642
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	1,190,000		1,291,150	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,150,000		1,184,500	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	410,000		225,500

Total Paper & Forest Products					5,727,167

TOTAL MATERIALS					38,959,195

TELECOMMUNICATION SERVICES - 7.2%
Diversified Telecommunication Services - 4.8%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	1,130,000		904,000
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,900,000		2,023,500	(a)
Hughes Satellite Systems Corp., Senior Secured Notes	6.500%	6/15/19	620,000		647,900
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	710,000		757,925	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	715,000		747,175
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,000,000		1,051,250
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,500,000		1,560,000
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,550,000		1,627,500	(a)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	129,542		131,485	(a)

TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,318,000	1,439,915
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,310,000	1,385,325	(a)
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	790,000	815,675	(a)
West Corp., Senior Notes	8.625%	10/1/18	1,200,000	1,317,000
West Corp., Senior Notes	7.875%	1/15/19	130,000	138,450

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Diversified Telecommunication Services - continued
West Corp., Senior Subordinated Notes	11.000%	10/15/16	2,400,000	$2,550,000
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	4,786,200	4,235,787	(a)(c)
Windstream Corp., Senior Notes	7.500%	6/1/22	430,000	449,350
Windstream Corp., Senior Notes	7.500%	4/1/23	1,868,000	1,924,040

Total Diversified Telecommunication Services				23,706,277

Wireless Telecommunication Services - 2.4%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	330,000	348,150
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	2,000,000	2,105,000
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	3,020,000	2,310,300
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,581,000	3,070,708
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	3,710,000	4,071,725	(a)

Total Wireless Telecommunication Services				11,905,883

TOTAL TELECOMMUNICATION SERVICES				35,612,160

UTILITIES - 6.6%
Electric Utilities - 2.9%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	2,322,341	2,601,022
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	340,000	365,500
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,990,000	1,691,500	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	2,540,000	2,590,800	(a)
GenOn REMA LLC, Senior Secured Notes	9.237%	7/2/17	1,034,019	1,013,338
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,572,530	1,497,835
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	3,790,000	3,600,500
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	1,200,000	274,500
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	1,140,000	743,850	(a)

Total Electric Utilities				14,378,845

Gas Utilities - 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,100,000	1,168,750

Independent Power Producers & Energy Traders - 3.5%
AES Corp., Senior Notes	9.750%	4/15/16	530,000	620,100
AES Corp., Senior Notes	7.375%	7/1/21	585,000	646,425	(a)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,090,000	1,100,900	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	500,000	533,750	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,540,000	2,743,200	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	865,000	536,300	(e)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	3,476,000	3,788,840
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,770,000	1,778,850	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,130,000	2,236,500	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	3,210,000	2,760,600
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	152,017	155,057
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	146,144	150,529

Total Independent Power Producers & Energy Traders				17,051,051

TOTAL UTILITIES				32,598,646

TOTAL CORPORATE BONDS & NOTES (Cost - $418,595,717)				418,819,303

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.0%
BlackRock Capital Finance LP, 1996-R1 (Cost - $57,805)	9.580%	9/25/26	65,332	$4,247	(d)(f)

COLLATERALIZED SENIOR LOANS - 3.2%
CONSUMER DISCRETIONARY - 0.8%
Diversified Consumer Services - 0.6%
Realogy Corp., Term Loan	13.500%	10/15/17	3,000,000	3,078,213	(i)

Media - 0.2%
Newsday LLC, Term Loan B	10.500%	8/1/13	1,000,000	1,028,333	(i)

TOTAL CONSUMER DISCRETIONARY				4,106,546

HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Immucor Inc., Term Loan B	7.250%	8/17/18	507,450	512,313	(i)

INDUSTRIALS - 1.0%
Marine - 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/13/14	235,819	234,640	(b)(i)
Trico Shipping AS, Term Loan B	—	5/13/14	415,198	413,122	(b)(j)

Total Marine				647,762

Trading Companies & Distributors - 0.9%
United Rentals Inc.	—	4/13/12	2,140,602	2,140,602	(b)(d)(j)
United Rentals Inc.	—	1/17/13	2,242,971	2,242,971	(b)(d)(j)

Total Trading Companies & Distributors				4,383,573

TOTAL INDUSTRIALS				5,031,335

INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	844,971	841,275	(i)

TELECOMMUNICATION SERVICES - 0.9%
Wireless Telecommunication Services - 0.9%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	3,521,937	3,504,328	(i)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	794,063	792,077	(i)

TOTAL TELECOMMUNICATION SERVICES				4,296,405

UTILITIES - 0.2%
Electric Utilities - 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.743%	10/10/17	1,541,517	854,578	(i)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $15,997,609)				15,642,452

CONVERTIBLE BONDS & NOTES - 0.9%
CONSUMER DISCRETIONARY - 0.5%
Diversified Consumer Services - 0.5%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	3,035,000	2,428,000	(a)

INDUSTRIALS - 0.3%
Marine - 0.3%
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	496,212	148,864	(b)(d)
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	1,786,363	1,295,113	(b)(d)

TOTAL INDUSTRIALS				1,443,977

MATERIALS - 0.1%
Chemicals - 0.1%
Hercules Inc.	6.500%	6/30/29	770,000	622,256

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $5,431,245)				4,494,233

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY			SHARES	VALUE
COMMON STOCKS - 2.3%
CONSUMER DISCRETIONARY - 1.0%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			81,754	$163,508	(b)(d)

Media - 1.0%
Charter Communications Inc., Class A Shares			73,340	4,653,423	*

TOTAL CONSUMER DISCRETIONARY				4,816,931

ENERGY - 0.8%
Energy Equipment & Services - 0.8%
KCAD Holdings I Ltd.			361,587,957	3,644,083	*(b)(d)

INDUSTRIALS - 0.4%
Marine - 0.4%
DeepOcean Group Holding AS			111,195	1,862,516	*(d)
Horizon Lines Inc., Class A Shares			47,000	271,660	*

TOTAL INDUSTRIALS				2,134,176

MATERIALS - 0.1%
Chemicals - 0.1%
Georgia Gulf Corp.			19,463	678,870	*

TOTAL COMMON STOCKS (Cost - $8,399,231)				11,274,060

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.8%
FINANCIALS - 0.8%
Diversified Financial Services - 0.8%
Citigroup Inc. (Cost - $3,263,303)	7.500%		36,700	3,799,551

PREFERRED STOCKS - 1.8%
FINANCIALS - 1.7%
Consumer Finance - 0.9%
GMAC Capital Trust I	8.125%		202,065	4,669,722	(f)

Diversified Financial Services - 0.8%
Citigroup Capital XII	8.500%		79,725	2,040,960	(f)
Citigroup Capital XIII	7.875%		61,950	1,685,040	(f)

Total Diversified Financial Services				3,726,000

TOTAL FINANCIALS				8,395,722

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Jack Cooper Holdings Corp.	20.000%		5,170	517,000	(a)(d)(f)

TOTAL PREFERRED STOCKS (Cost - $8,970,231)				8,912,722

		EXPIRATION DATE	NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.2%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.17 Index, Put @ $97.00 (Cost - $1,545,460)		6/20/12	40,670,000	896,147

		WARRANTS
WARRANTS - 0.1%
Buffets Restaurant Holdings	4/28/14	3,104	31	*(b)(d)
Charter Communications Inc.	11/30/14	3,493	67,205	*
CMP Susquehanna Radio Holdings Co.	3/23/19	45,731	246,948	*(a)(b)(d)
Jack Cooper Holdings Corp.	12/15/17	2,297	172,275	*(d)
Jack Cooper Holdings Corp.	5/6/18	1,159	86,925	*(d)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY		EXPIRATION DATE	WARRANTS	VALUE
WARRANTS - continued
Nortek Inc.		12/7/14	5,120	$11,776	*(b)(d)
SemGroup Corp.		11/30/14	14,326	106,299	*(b)

TOTAL WARRANTS (Cost - $136,889)				691,459

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $462,397,490)				464,534,174

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 5.0%
Repurchase Agreements - 5.0%
Barclays Capital Inc. repurchase agreement dated 3/30/12; Proceeds at maturity - $24,553,123; (Fully collateralized by U.S. government obligations, 1.500% due 6/30/16; Market value - $25,042,897) (Cost - $24,553,000)	0.060%	4/2/12	24,553,000	24,553,000

TOTAL INVESTMENTS - 99.3% (Cost - $486,950,490#)				489,087,174
Other Assets in Excess of Liabilities - 0.7%				3,368,840

TOTAL NET ASSETS - 100.0%				$492,456,014

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Illiquid security.

(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	The coupon payment on these securities is currently in default as of March 31, 2012.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Value is less than $1.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	All or a portion of this loan is unfunded as of March 31, 2012. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

EUR	— Euro

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT†	VALUE
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.17 Index, Call	4/18/12	$99.50	13,580,000	$41,544
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.17 Index, Put	6/20/12	92.00	81,340,000	596,279

TOTAL WRITTEN OPTIONS (Premiums received - $1,681,120)				$637,823

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Effective May 1, 2012, the Fund changed its name to Western Asset High Yield Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$415,010,951	$3,808,352	$418,819,303
Collateralized mortgage obligations	—	4,247	—	4,247
Collateralized senior loans	—	11,258,879	4,383,573	15,642,452
Convertible bonds & notes	—	4,345,369	148,864	4,494,233
Common stocks	$5,603,953	1,862,516	3,807,591	11,274,060
Convertible preferred stocks	3,799,551	—	—	3,799,551
Preferred stocks	8,395,722	517,000	—	8,912,722
Purchased options	—	896,147	—	896,147
Warrants	—	679,652	11,807	691,459

Total long-term investments	$17,799,226	$434,574,761	$12,160,187	$464,534,174

Short-term investments†	—	24,553,000	—	24,553,000

Total investments	$17,799,226	$459,127,761	$12,160,187	$489,087,174

Other financial instruments:
Credit default swaps on sovereign issues - buy protection‡	—	$752,353		$752,353
Credit default swaps on credit indices - buy protection‡	—	267,958	—	267,958

Total other financial instruments	—	$1,020,311	—	$1,020,311

Total	$17,799,226	$460,148,072	$12,160,187	$490,107,485

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$637,823	—	$637,823
Forward foreign currency contracts	—	35,411	—	35,411

Total	—	$673,234	—	$673,234

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED SENIOR LOANS	CONVERTIBLE BONDS & NOTES	COMMON STOCKS
Balance as of December 31, 2011	$5,664,669	$2,030,000	—	$5,423,203
Accrued premiums/discounts	6,118	—	—	—
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	99,520	—	—	83,396
Purchases	986,493	4,383,573	—	163,508
Sales	—	(2,030,000)	—	—
Transfers into Level 3(2)	—	—	$148,864	—
Transfers out of Level 3(3)	(2,948,448)	—	—	(1,862,516)

Balance as of March 31, 2012	$3,808,352	$4,383,573	$148,864	$3,807,591

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012(1)	$12,124	—	—	—

INVESTMENTS IN SECURITIES	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2011	$517,000	$301,297	$13,936,169
Accrued premiums/discounts	—	—	6,118
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)(1)	—	76,009	258,925
Purchases	—	—	5,533,574
Sales	—	—	(2,030,000)
Transfers into Level 3(2)	—	—	148,864
Transfers out of Level 3(3)	(517,000)	(365,499)	(5,693,463)

Balance as of March 31, 2012	—	$11,807	$12,160,187

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012(1)	—	$(2,048)	$10,076

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2)	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty

Notes to Schedule of Investments (unaudited) (continued)

defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures contracts. The Fund may use futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium

Notes to Schedule of Investments (unaudited) (continued)

received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects

Notes to Schedule of Investments (unaudited) (continued)

the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2012, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $673,234. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$20,767,239
Gross unrealized depreciation	(18,630,555)

Net unrealized appreciation	$2,136,684

During the period ended March 31, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	$120,184,400	$1,953,983
Options expired	(25,264,400)	(272,863)

Written options, outstanding as of March 31, 2012	$94,920,000	$1,681,120

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED LOSS
Contracts to Sell:
Euro	Credit Suisse	1,840,243	$2,454,880	5/16/12	$(28,620)
Euro	Royal Bank of Scotland PLC	1,300,000	1,734,197	5/16/12	(6,791)

Net unrealized loss on open forward foreign currency contracts					$(35,411)

At March 31, 2012, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
BNP Paribas (Spain Government Bond, 5.500%, due 7/30/17)	$5,270,000	6/20/17	1.000% quarterly	$752,353	$759,034	$(6,681)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE(3)	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	$4,559,000	12/20/16	5.000% quarterly	$73,221	$127,591	$(54,370)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	6,790,000	12/20/16	5.000% quarterly	109,053	202,422	(93,369)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	1,746,000	12/20/16	5.000% quarterly	28,042	50,989	(22,947)
Morgan Stanley & Co. Inc. (MARKIT CDX.NA.HY.17 Index)	3,589,000	12/20/16	5.000% quarterly	57,642	109,178	(51,536)

Total	$16,684,000			$267,958	$490,180	$(222,222)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2012.

			Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Depreciation	Swap Contracts, at value	Total
Foreign Exchange Risk	—	—	$(35,411)	—	$(35,411)
Credit Risk	$896,147	$(637,823)	—	$1,020,311	1,278,635

Total	$896,147	$(637,823)	$(35,411)	$1,020,311	$1,243,224

During the period ended March 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$566,114
Written options	499,124
Forward foreign currency contracts (to sell)	4,136,955

Average Notional Balance
Credit default swap contracts (to buy protection)	$9,659,500
Credit default swap contracts (to sell protection)†	7,350,000

†	At March 31, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date: May 29, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: May 29, 2012